UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  02/14/2005

C. H. ROBINSON WORLDWIDE, INC.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  000-23189

Delaware	41-1883630
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

8100 Mitchell Road, Eden Prairie, MN 55344
(Address of Principal Executive Offices, Including Zip Code)

952-937-8500
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 2.02.    Results of Operations and Financial Condition

The following information is being "furnished" in accordance with General Instruction B.2. of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing:

On February 8, 2005, C. H. Robinson Worldwide, Inc., Inc. announced its financial results for the fourth quarter and the twelve months ended December 31, 2004.

Furnished herewith as Exhibit 99.1 and incorporated by reference herein is the text of C.H. Robinson Worldwide, Inc.'s announcement regarding its earnings and results of operations for the fourth quarter ended December 31, 2004, as presented in a press release issued on February 14, 2005.

Item 7.01.    Regulation FD Disclosure

On February 14, 2005, C.H. Robinson Worldwide, Inc. announced that it has acquired the operations and certain assets of three produce sourcing and marketing companies, FoodSource, Inc. and FoodSource Procurement, LLC and Epic Roots, Inc.

Item 9.01.    Financial Statements and Exhibits

The following information is being "furnished" in accordance with General Instruction B.2. of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing:

99.1 Press Release, dated February 8, 2005, of C. H. Robinson Wolrdwide, Inc.

99.2 Press Release, dated February 14, 2005, of C. H. Robinson Wolrdwide, Inc.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

C H ROBINSON WORLDWIDE INC

Date: February 14, 2005.	By:	/s/ Chad Lindbloom
Chad Lindbloom
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release, dated February 8, 2005, of C.H. Robinson Worldwide, Inc.
EX-99.2	Press Release, dated February 14, 2005, of C.H. Robinson Worldwide, Inc.